EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL



                          STEPHEN A. ZRENDA, JR., P.C.
                         ATTORNEYS AND COUNSELORS AT LAW
                       100 NORTH BROADWAY AVE., SUITE 2440
                       OKLAHOMA CITY, OKLAHOMA 73102-8608

Telephone (405) 235-2111     Email: Zrendaesq@aol.com      Fax (915) 975-8003



                                  July 20, 2005

      We hereby consent to the use of our name in the Form S-8 registration statement of Power Technology, Inc.


Oklahoma City, Oklahoma                    STEPHEN A. ZRENDA, JR., P.C.
July 20, 2005

                                           By: /s/ Stephen A. Zrenda, Jr.
                                                   ----------------------------
                                                   Stephen A. Zrenda, Jr.